UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2001

CNET NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-20939	13-3696170
(Commission File Number)	(IRS Employer Identification Number)

235 Second Street
San Francisco, CA    94105

(Address of principal executive offices including zip code)

(415) 344-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS.

On October 23, 2001, CNET Networks issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. In addition, on September 19, 2001, CNET Networks filed a Registration Statement on Form S-3 in which it registered up to 1,429,757 shares owned by Mink Investment LLC. Subsequent to that filing, the Company and Mink Investment LLC amended their agreement in such a way that the company was not required to issue Mink Investment LLC such shares.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K and includes the following financial statements: Condensed Consolidated Balance Sheet for September 30, 2001; Consolidated Statement of Operations for September 30, 2001; and Pro Forma Statement of Operations for September 30, 2001.

Exhibit Number	Title
99.1	CNET Networks, Inc. press Release dated October 23, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: NOVEMBER 1, 2001

CNET NETWORKS, INC.

By:	/s/ DOUGLAS WOODRUM

Name: Douglas Woodrum
Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Title
99.1	CNET Networks, Inc. press Release dated October 23, 2001